Exhibit 99.1
Subsidiary Companies’ Business Highlights
NACCO Materials Handling Group Business Highlights
Leading Global Lift Truck Manufacturer
•	Leading market share positions with large installed population base

•	Comprehensive global product line undergoing significant redesign

•	Globally integrated operations with significant economies of scale
Leading Brands and Market Shares
Hyster® and Yale® are among the most recognized brands in the lift truck industry
•	Leading market share positions in the Americas and worldwide

•	Both brands in business for more than 75 years
Strong heritage customer base in complementary market segments
•	Hyster® – large, heavy-duty applications

•	Yale® – lighter-duty and warehouse applications
2006 market share in Class I through V industrial lift trucks in the Americas of 26%
•	2006 global market share of 12%

•	Significant growth opportunities in Europe, Asia-Pacific and China
Comprehensive Product Line
•	Class 1: Electric counterbalanced rider trucks: 1 ton – 5.5 ton capacity

•	Class 2: Electric narrow aisle trucks: 1.5 ton – 6 ton capacity

•	Class 3: Electric hand trucks: 1.5 ton – 8 ton capacity

•	Class 4: Internal combustion engine counterbalanced trucks, cushion tire: 1 ton – 7 ton capacity

•	Class 5: Internal combustion engine counterbalanced trucks, pneumatic tire: 1 ton – 52 ton capacity
Global Scope of Operations
•	NMHG global locations
Global Economies of Scale
•	NMHG economies of scale strategy
Large Global Installed Population
•	Estimated 790,000 Hyster® and Yale® lift trucks in operation worldwide (as of December 31, 2006)

•	Large installed base provides barrier to entry and assures ongoing parts revenue

•	More than 67% of total parts for the Hyster® and Yale® installed base are captured by NMHG in the Americas market (as of December 31, 2006)

•	Comprehensive global proprietary and “all-makes” service parts program

•	Service parts result in recurring, higher-margin revenues
Experienced Management Team
•	Strong team of long-term NMHG managers and executives with global experience

•	Supported by professionals recruited from leading industrial companies, such as Case, Toyota, Ingersoll Rand and Brunswick
Highly Professional Dealers
•	Strong, stable network of independent dealers in key U.S. markets

•	Global operations supplying both Hyster® and Yale® dealer networks

•	Independently owned and operated dealers with exclusivity

•	Defined sales territories

•	Company-owned dealers

•	Strong global distribution drives market share
Leading National Accounts Program
•	Industry-leading, direct-sales national accounts program

•	Over 200 national accounts in a wide range of industries (as of December 31, 2006)

•	Key exclusive accounts, including Costco, Lowe’s stores, Saturn and GM (North America, China, Brazil)

•	Industry-leading capabilities in fleet management and financial services in key markets

•	Growing global account program
Diversified Customer Base
•	NMHG markets industrial lift trucks into over 600 different end-user applications in 900 industries (as of December 31, 2006)

•	Top 10 customers accounted for approximately 35% and 29% of 2006 Americas and Consolidated unit sales, respectively

Hamilton Beach/Proctor-Silex Business Highlights
Leading Brands and Market Shares
•	One of the leading companies in small kitchen and garment care appliances in North America

•	Hamilton Beach/Proctor-Silex participates in 36 small kitchen appliance categories, and holds a top 2 market share in 20 categories in the U.S. market as of December 31, 2006

•	Significant share position in 25 categories in small kitchen and garment care appliances

•	One of the leading companies in the commercial small appliance category, with significant share positions in commercial blenders and spindle mixers

•	Broad complement of key brand names, including the Hamilton Beach® and Proctor Silex® brands targeted at distinct consumer segments
o	Entry into high-end market with Hamilton Beach® eclectrics® brand

o	Low-end Traditions by Proctor Silex™ brand protects heritage of other brands
Comprehensive Product Line
•	Air Purifiers

•	Automatic Drip Coffee Makers

•	Blenders

•	Can Openers

•	Carafes

•	Coffee Mills

•	Deep Fryers

•	Drink Mixers

•	Electric Knives

•	Espresso/Cappuccino Makers

•	Fifth Burners

•	Food Choppers

•	Food Processors

•	Griddles

•	Hand Blenders

•	Hand Mixers

•	Hot Pots

•	Indoor Grills

•	Ice Cream Makers

•	Ice Shavers

•	Ice Tea Makers

•	Irons

•	Juice Extractors

•	Juicers

•	Kettles

•	Odor Eliminators

•	Percolators

•	Roaster Ovens

•	Rotisseries

•	Skillets

•	Slow Cookers

•	Stand Mixers

•	Toasters

•	Toaster Ovens

•	Travel Irons/Steamers

•	Coffee Urns

•	Waffle Bakers

Strong Retailer Relationships
•	Approximately 1,500 active accounts

•	Has been named Category Captain at Wal-Mart (U.S. and Mexico), Kmart, Sears and a dozen other food, drug, and mass merchandise retailers throughout the U.S. and Mexico

•	Has received Vendor-of-the-Year awards at Wal-Mart, Target, Kmart and others throughout the years
Low Cost Distribution and Procurement
•	Restructuring plan to be completed by mid-2007 to finalize transition to quality sourced products with enhanced low cost position

•	Industry-leading working capital management
Strong Supplier Relationships
•	Source finished products through more than 20 suppliers primarily located in China, typically with a lead supplier for each product category

•	Working with multiple suppliers allows HB/PS to bring a wide variety of products to market quickly
Experienced Management Team
•	Senior management team averages more than 15 years of experience at HB/PS and more than 25 years of relevant industry experience

•	Highly professional team with significant tenure at HB/PS, as well as experience from industry-leading consumer companies, including General Electric Co. (UK), Fuji Film and Cooper Tire
Increasing Number of Innovative Products
Hamilton Beach® BrewStation™ Coffee maker
•	Breakthrough family of carafeless, one-hand dispensing coffee makers

•	The #1 selling coffee maker product family in America (as of December 31, 2006)
Hamilton Beach® Wave~Action™ Blenders
•	Wave-Action™ system forces mixture down into the blades for smoother results
Hamilton Beach® Stay-or-Go™ Slow Cooker
•	Clip-tight, lid locks for spill-resistant travel

•	Large, full grip handles make carrying easier
Hamilton Beach® Revolution™ Ice Shaver
•	Key restaurant and bar business

•	For smoothies, milkshakes, daiquiris, margaritas and more
Hamilton Beach® Toastation® Toaster & Oven

•	Compact all in one appliance that functions as a toaster and a toaster oven
Febreze® TrueAir® All Purpose Odor Eliminator
•	Eliminates odors instead of masking them

Kitchen Collection Business Highlights
Successful, Proven Format
•	Well-tested Kitchen Collection format has helped KCI become the leading retailer of kitchenware in outlet malls

•	In August 2006, KCI acquired the assets, including the name, of Le Gourmet Chef, Inc., a chain of 77 stores, which expanded KCI’s presence in outlet and traditional malls.

•	As of December 31, 2006, KCI had a total of 280 stores; 203 Kitchen Collection® stores and 77 Le Gourmet Chef® stores
o	KCI anticipates keeping all but eight of the Le Gourmet Chef® stores open
Traditional Mall Format
•	New stores located in traditional malls focused on high-margin gadgets

•	Gadgets deliver high margins and are small items that take up little shelf space

•	15 permanent, traditional mall Kitchen Collection® stores continue to operate in test mode in order to optimize profitability (as of December 31, 2006)

•	With the acquisition of Le Gourmet Chef, KCI’s traditional mall presence expanded to a total of 39 permanent, traditional mall stores as of December 31, 2006.

•	Potential market of over 500 traditional enclosed malls nationwide
Continuous Improvement
•	Kitchen Collection has developed specific approaches over time to improve the three main retail performance drivers
o	Number of customer visits

o	Percentage of visitors who purchase

o	Average dollar amount of sales
•	KCI continually tests and implements new approaches to further improve these key drivers
Disciplined Overhead Management
•	Small home office staff provides merchandising expertise, accounting, information systems and oversight

•	Minimum number of full-time employees at store level
SKU Profitability Optimization
•	Economic Value Income (EVI) business tool helps achieve the greatest possible return per cubic foot of retail space by optimizing product mix and space allocation
Leading Brand Names
•	KCI sells Hamilton Beach® and Proctor Silex® kitchen electrics, including close-out and excess inventory items from HB/PS

•	Other top brands sold by KCI include Kitchen Aid, WearEver and OXO

•	KCI also exclusively sells Hamilton Beach®- and Proctor Silex®-branded non-electric gadgets, bakeware and cookware
Efficient Supply Chain
•	Recent warehouse upgrade allows higher throughput in same space

•	Many high-volume products ship directly to store locations from U.S.-based vendors

North American Coal Business Highlights
Coal Production Overview
Coal fuels about 50% of the country’s electrical generation
•	Nuclear 19%

•	Natural Gas 19%

•	Hydroelectric 7%

•	Fuel Oil 2%

•	Biomass 2%

•	Other 1%
The country’s abundant recoverable coal reserves of over 266 billion tons help to provide a lower-cost energy source and offer U.S. energy independence
•	Coal production in the U.S. in 2006 was approximately 1.2 billion tons

•	Coal is one of the lowest cost fuels for base-load electric power generation, considerably less expensive than natural gas or oil

•	Natural gas prices are likely to continue to stay high due to domestic supply limitations
Energy sector shows moderate growth, but growth could be higher in coal industry if natural gas prices stay high and coal gasification technology continues to develop
•	New technologies, including coal gasification, show promise in cost-effectively capturing CO2
NAC Focuses on Lignite Coal
NAC is the nation’s largest miner of lignite coal, and the 7th largest coal producer nationwide as of December 31, 2006, delivering 35.4 million tons of lignite coal in 2006
NAC has 2.2 billion tons of lignite coal reserves, including unconsolidated project mining operations, of which 1.1 billion tons are committed to current customers (as of December 31, 2006)
Comparison of lignite coal to other types of coal
Diverse Mining Locations
NAC’s mine locations
Dependable Financial Performance
•	Steady operating income and cash flow before financing activities

•	High returns on equity
Minimal Exposure to Coal Prices
•	Contracts structured to minimize exposure to fluctuations in coal prices

•	Long-term agreements establish mining services NAC will perform and mechanisms for compensation

Stable Operating Income Streams
Three Unconsolidated Project Mining Operations (North Dakota and Texas)
•	Cost plus profit per ton

•	Modest up front equity investment by NAC

•	Debt financing guaranteed by utility customer; non-recourse to NAC

•	No coal market price risk

•	Long-term contracts (2012-2045)

•	2006 deliveries of 27.4 million tons
Three Consolidated Mining Operations (Louisiana, Texas and Mississippi)
•	Louisiana and Mississippi mines

–	Fixed price with agreed cost escalators

–	NAC assumes operating risks; greater initial capital investment and greater profit opportunity

–	Financing by NAC and not the customer
•	Texas mine
–	Management fee contract with performance incentive

–	Financing provided by customer; non-recourse to NAC

–	No coal market price risk
•	Long-term contracts (2010-2032)

•	2006 deliveries of 8.0 million tons
Six Limerock Dragline Mining Operations (Florida)
•	Fixed fee per cubic yard of limerock removed from quarry, including annual price escalator

•	2006 deliveries of 39.2 million cubic yards
Outstanding Mining Skills
•	Use of technology to increase efficiency

•	Award-winning environmental protection and safety record
Future Mining Project Potential
•	Potential for further lignite mining projects

•	Potential for additional limerock dragline or other natural resources mining projects
New Project Opportunities
•	Pursue various projects related to new coal-based energy technologies, including coal-to-liquids conversion, coal gasification and other clean coal technologies

•	Pursue managing coal mining projects worldwide for other utilities